BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated November 29, 2012

to the Statement of Additional Information dated January 27, 2012, as amended October 5, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. The Core Portfolio is managed by a team of investment professionals comprised of Chris Leavy, CFA and Peter Stournaras, CFA. The Total Return Portfolio is managed by a team of investment professionals comprised of Rick Rieder and Bob Miller.

The subsection entitled “Other Funds and Accounts Managed” as it relates solely to the Total Return Portfolio is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Total Return
Rick Rieder	11	5	2	0	3	1
	$15.78 Billion	$1.68 Billion	$146.5 Million	$0	$99.52 Million	$100.2 Million
Bob Miller	10	1	0	0	0	0
	$9.78 Billion	$366 Million	$0	$0	$0	$0

The last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview: Total Return Portfolio — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Bob Miller Rick Rieder	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview: Total Return Portfolio — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Mr. Rieder has received long-term incentive awards.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview: Total Return Portfolio — Distribution of Discretionary Incentive Compensation — Deferred Compensation Program” is deleted in its entirety and replaced with the following:

Messrs. Miller and Rieder have each participated in the deferred compensation program.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of the fiscal year ended September 30, 2011.

Portfolio Manager	Dollar Range
Chris Leavy, CFA[1]	None
Peter Stournaras, CFA	None
Philip Green	None
Bob Miller	None
Rick Rieder	None

[1]	Information for Mr. Leavy is provided as of June 11, 2012.

The last two sentences of the first paragraph under the subsection entitled “Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Rieder and Stournaras may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder and Stournaras may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-10044-1112SUP